UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 6, 2022 (December 5, 2022)

 TG Venture Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1390 Market Street, Suite 200

 San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVC.U	Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	TGVC.W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On December 5, 2022, TG Venture Acquisition Corp., a Delaware corporation (“TGVC”), entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among (i) The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Flexi”), (ii) The Flexi Group Holdings, Ltd., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of Flexi (“PubCo” and, together with Flexi, the “Flexi Group”), (iii) The Flexi Merger Co. Ltd., a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), and (iv) Flexi Merger Co. LLC, a Delaware limited liability company and a direct wholly owned subsidiary of PubCo (“Merger Sub 2” and, Merger Sub 2, PubCo and Merger Sub 1, each, individually, an “Acquisition Entity”).

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (i) Merger Sub 1 will merge with and into Flexi (the “Initial Merger”), whereby the separate existence of Merger Sub 1 will cease and Flexi will be the surviving entity of the Initial Merger and become a wholly owned subsidiary of PubCo, and (ii) following confirmation of the effective filing of the documents required to implement the Initial Merger, Merger Sub 2 will merge with and into TGVC (the “SPAC Merger” and together with the Initial Merger, the “Mergers”), the separate existence of Merger Sub 2 will cease and TGVC will be the surviving entity of the SPAC Merger and a direct wholly owned subsidiary of PubCo.

As a result of the Mergers, among other things, (i) each outstanding Flexi Ordinary Share will be cancelled in exchange for the right to receive such number of PubCo Ordinary Shares that is equal to the Company Exchange Ratio, (ii) each outstanding SPAC Unit will be automatically detached and the holder thereof will be deemed to hold one share of SPAC Class A Common Stock and one SPAC Warrant, (iii) each outstanding share of SPAC Class B Common Stock will automatically convert into SPAC Class A Common Stock, (iv) each outstanding share of SPAC Class A Common Stock will be cancelled in exchange for the right to receive such number of PubCo Ordinary Shares that is equal to the SPAC Exchange Ratio, and (v) each outstanding SPAC Warrant will be assumed by PubCo and converted into a warrant to purchase PubCo Ordinary Shares (each, an “Assumed SPAC Warrant”).

Earnout

The Business Combination Agreement, subject to the terms and conditions set forth therein, provides that Flexi shareholders as of the Initial Merger will have the right to receive up to an aggregate of 2,900,000 additional PubCo Ordinary Shares based on the total annual revenues of PubCo in each of the two fiscal years following the Closing Date.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations and warranties of the parties, which will not survive the Closing. Many of the representations and warranties are qualified by materiality or Company Material Adverse Effect (with respect to Flexi) or SPAC Material Adverse Effect (with respect to TGVC). “Material Adverse Effect” as used in the Business Combination Agreement means with respect to Flexi or TGVC, as applicable, any event, state of facts, development, change, circumstance, occurrence or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on (i) the business, assets and liabilities, results of operations or financial condition of the applicable party and its subsidiaries, taken as a whole or (ii) the ability of such party or any of its subsidiaries to consummate the Transactions, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement.

The Business Combination Agreement also contains pre-closing covenants of the parties, including obligations of the parties to operate their respective businesses in the ordinary course consistent with past practice, and to refrain from taking certain specified actions without the prior written consent of the other applicable parties, in each case, subject to certain exceptions and qualifications. Additionally, the parties have agreed not to solicit, negotiate or enter into competing transactions, as further provided in the Business Combination Agreement. The covenants do not survive the Closing (other than those that are to be performed after the Closing).

As promptly as practicable after the execution of the Business Combination Agreement, TGVC and PubCo have agreed to prepare and file with the SEC, a Registration Statement on Form F-4 (as amended, the “F-4 Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”), of the offer and issuance of the PubCo Ordinary Shares and Assumed SPAC Warrants to be issued pursuant to the Business Combination Agreement The F-4 Registration Statement will contain a proxy statement/prospectus for the purpose of (i) TGVC soliciting proxies from its shareholders to approve the Business Combination Agreement, the Transactions and related matters (the “TGVC Shareholder Approval”) at a special meeting of TGVC shareholders (the “Shareholder Meeting”), (ii) providing TGVC’s shareholders an opportunity, in accordance with its organizational documents and initial public offering prospectus, to redeem their shares of SPAC Class A Common Stock (collectively, the “Redemptions”), and (iii) PubCo’s offering and issuance of the PubCo Ordinary Shares and Assumed Warrants in connection with the Transactions.

PubCo agreed to take all action within its power so that effective at the Closing, the board of directors of PubCo will consist of no less than five individuals, two of whom may be designated by the Sponsor, and a majority of whom shall be independent directors in accordance with Nasdaq requirements, and which shall comply with all diversity requirements under applicable Law.

In addition, prior to Closing, PubCo agreed to amend and restate its Memorandum of Association and Articles of Association (the “PubCo Governing Documents”). The PubCo Governing Documents will include customary provisions for a memorandum of association and articles of association of a British Virgin Islands publicly traded company that is traded on Nasdaq.

Conditions to the Parties’ Obligations to Consummate the Mergers

Under the Business Combination Agreement, the parties’ obligations to consummate the Transactions are subject to a number of customary conditions for special purpose acquisition companies, including, among others, the following: (i) the approval of the Mergers and the other shareholder proposals required to approve the Transactions by TGVC’s and Flexi’s shareholders, (ii) all specified approvals or consents (including governmental and regulatory approvals) have been obtained and all waiting, notice, or review periods have expired or been terminated, as applicable, (iii) the effectiveness of the F-4 Registration Statement, (iv) PubCo’s initial listing application with Nasdaq shall have been conditionally approved and, immediately following the Closing, PubCo shall satisfy any applicable initial and continuing listing requirements of Nasdaq and PubCo shall not have received any notice of non-compliance therewith, and (v) the PubCo Ordinary Shares and Assumed SPAC Warrants having been approved for listing on Nasdaq, subject to round lot holder requirements.

In addition to these customary closing conditions, TGVC must also hold net tangible assets of at least $5,000,001 immediately prior to Closing, net of Redemptions and liabilities (including TGVC’s transaction expenses).

The obligations of TGVC to consummate the Transactions are also subject to, among other things (i) the representations and warranties of Flexi and of each Acquisition Entity being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) material compliance by Flexi and each Acquisition Entity with its pre-closing covenants, and (iii) the absence of a Company Material Adverse Effect.

In addition, the obligations of Flexi to consummate the Transactions are also subject to, among other things (i) the representations and warranties of TGVC being true and correct, subject to the materiality standards contained in the Business Combination Agreement, (ii) material compliance by TGVC with its pre-closing covenants, and (iii) the absence of a SPAC Material Adverse Effect.

Termination Rights

The Business Combination Agreement contains certain termination rights, including, among others, the following: (i) upon the mutual written consent of TGVC and Flexi, (ii) if the consummation of the Transactions is prohibited by governmental order, (iii) if the Closing has not occurred on or before May 5, 2023, (iv) in connection with a breach of a representation, warranty, covenant or other agreement by Flexi or TGVC which is not capable of being cured or is not cured within 30 days after receipt of notice of such breach, (v) by either TGVC or Flexi if the board of directors of the other party publicly changes its recommendation with respect to the Business Combination Agreement and Transactions and related shareholder approvals under certain circumstances detailed in the Business Combination Agreement, (vi) by either TGVC or Flexi if the Shareholder Meeting is held and TGVC Shareholder Approval is not received, (vii) by TGVC if the requisite Company Audited Financial Statements and PCAOB-compliant unaudited financials of Flexi for the first, second and third quarters of 2022 (to the extent required in accordance with the Business Combination Agreement) have not been delivered by January 4, 2023, with respect to the first and second quarters, and January 16, 2023, with respect to the third quarter, or (viii) by TGVC if Flexi does not receive the written consent of its shareholders to the Business Combination Agreement and related approvals within five business days after the F-4 Registration Statement has become effective.

None of the parties to the Business Combination Agreement are required to pay a termination fee or reimburse any other party for its expenses as a result of a termination of the Business Combination Agreement. However, each party will remain liable for willful and material breaches of the Business Combination Agreement prior to termination.

Trust Account Waiver

Flexi and each Acquisition Entity agreed that it and its affiliates will not have any right, title, interest or claim of any kind in or to any monies in TGVC’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

The Business Combination Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Business Combination Agreement. The Business Combination Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement were made as of the execution date of the Business Combination Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual statements of fact about the parties.

Shareholder Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, PubCo, Flexi and certain Flexi shareholders entered into a Shareholder Support Agreement, pursuant to which, among other things, certain Flexi shareholders agreed (i) to vote their Flexi shares in favor of the Business Combination Agreement (including by execution of a written consent), the Mergers and the other Transactions, (ii) to waive any rights to seek appraisal or rights of dissent in connection with the Business Combination Agreement, the Mergers and the transactions contemplated thereby; and (iii) to consent to the termination of all shareholder agreements with Flexi (with certain exceptions), effective at Closing, subject to the terms and conditions contemplated by the Shareholder Support Agreement. Flexi shareholders party to the Shareholder Support Agreement collectively have a sufficient number of votes to approve the Business Combination Agreement, the Mergers and the other Transactions.

The Shareholder Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier of the Closing and termination of the Business Combination Agreement pursuant to its terms. Upon such termination of the Shareholder Support Agreement, all obligations of the parties under the Shareholder Support Agreement will terminate; provided, however, that such termination will not relieve any party thereto from liability arising in respect of any breach of the Shareholder Support Agreement prior to such termination.

The Shareholder Support Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Shareholder Support Agreement.

Sponsor Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, TGVC entered into a Sponsor Support Agreement with the Sponsor, PubCo, Flexi, and certain members of TGVC’s board of directors and management team (the “Holders”), pursuant to which, among other things, the Sponsor and the Holders agreed to vote their TGVC shares in favor of the Business Combination Agreement (including by execution of a written consent), the Mergers and the other Transactions, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

The Sponsor Support Agreement and all of its provisions will terminate and be of no further force or effect upon the earlier to occur of Closing and termination of the Business Combination Agreement pursuant to its terms.

The Sponsor Support Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Sponsor Support Agreement.

Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, TGVC and PubCo entered into separate Lock-Up Agreements (each a “Lock-Up Agreement”) with Sponsor, certain members of TGVC’s board of directors and management team, and certain Flexi shareholders, pursuant to which 95% of the PubCo Ordinary Shares to be received by such shareholders will be locked-up and subject to transfer restrictions for a period of time following the Closing, as described below, subject to certain exceptions. That portion of the securities held by such shareholders will be locked-up until the earliest of: (i) the six month anniversary of the date of the Closing, (ii) subsequent to the Business Combination, if the last sale price of PubCo Ordinary Shares equals or exceeds $12.00 per share (adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like), for any 20 trading days within any 30-trading day period commencing at least 150 days after the date of the Business Combination, and (iii) the date after the Closing on which PubCo completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their equity holdings in PubCo for cash, securities or other property.

A form of the Lock-Up Agreement is filed as Exhibit 10.3 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Lock-Up Agreement.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, PubCo entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Sponsor and certain Flexi shareholders pursuant to which, among other things, PubCo agreed to provide Sponsor and such shareholders with certain rights relating to the registration for resale under the Securities Act of the PubCo Ordinary Shares and Assumed Warrants that they received in the Mergers.

A form of the Registration Rights Agreement is filed as Exhibit 10.4 to this Current Report on Form 8-K, and the foregoing description thereof is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 7.01. Regulation FD Disclosure

On December 5, 2022, TGVC and Flexi issued a joint press release announcing the execution of the Business Combination Agreement described in Item 1.01 above. The press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference. Notwithstanding the foregoing, information contained on the websites of TGVC, Flexi or any of their affiliates referenced in Exhibit 99.1 or linked therein or otherwise connected thereto does not constitute part of nor is it incorporated by reference into this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TGVC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

This Current Report on Form 8-K relates to a proposed transaction between TGVC, PubCo and Flexi. This Current Report on Form 8-K does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, TGVC and PubCo intend to file relevant materials with the SEC, including the F-4 Registration Statement, which will include a proxy statement/prospectus. The proxy statement/prospectus will be sent to all TGVC shareholders. TGVC and PubCo also will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of TGVC are urged to read the F-4 Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by TGVC through the website maintained by the SEC at www.sec.gov or by directing a request to TGVC to 1390 Market Street, Suite 200, San Francisco, CA 94102 or via email at info@tgventureaquisition.com.

Participants in the Solicitation

The Flexi Group, TGVC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TGVC’s shareholders in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the business combination and their ownership of TGVC’s securities are, or will be, contained in TGVC’s filings with the SEC, and such information and names of PubCo’s directors and executive officers will also be in the F-4 Registration Statement to be filed with the SEC by The Flexi Group, TGVC or a successor entity thereof, which will include the proxy statement of TGVC. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of TGVC, The Flexi Group, or any successor entity thereof, nor shall there be any offer, solicitation, or sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including the statements regarding the anticipated timing and benefits of the proposed transactions. All forward-looking statements are based on TGVC’s current expectations and beliefs concerning future developments and their potential effects on TGVC, The Flexi Group or any successor entity thereof. Forward-looking statements are based on various assumptions, whether or not identified in this press release, and are subject to risks and uncertainties. These forward-looking statements are not intended to serve as a guarantee of future performance.

Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report on Form 8-K, including but not limited to: (i) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by TGVC’s shareholders, the satisfaction of the minimum trust account amount following any Redemptions by TGVC’s public shareholders, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iii) the effect of the announcement or pendency of the transaction on The Flexi Group’s business relationships, operating results and business generally, (iv) risks that the transaction disrupts current plans and operations of The Flexi Group, (v) the outcome of any legal proceedings that may be instituted against The Flexi Group or TGVC related to the Business Combination Agreement or the proposed transaction, (vi) costs related to the transaction and the failure to realize anticipated benefits of the transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated shareholder Redemptions, (vii) the risk that The Flexi Group and its current and future collaborators are unable to successfully develop and commercialize The Flexi Group’s products or services, or experience significant delays in doing so, (viii) the risk that The Flexi Group may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, and (ix) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the F-4 Registration Statement and proxy statement/prospectus discussed above and other documents filed or to be filed by TGVC, The Flexi Group and/or or any successor entity thereof from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and TGVC assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of December 5, 2022, by and among TGVC, PubCo, Merger Sub 1, Merger Sub 2 and Flexi.
10.1	Form of Shareholder Support Agreement.
10.2	Form of Sponsor Support Agreement.
10.3	Form of Lock-Up Agreement.
10.4	Form of Registration Rights Agreement.
99.1	Joint Press Release, dated December 5, 2022.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). TGVC agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request; however, TGVC may request confidential treatment of omitted items.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

By:	/s/ Pui Lan Patrick Tsang
	Name:	Pui Lan Patrick Tsang
	Title:	Chief Executive Officer and Director

Dated: December 6, 2022